Supplement dated July 18, 2025, to the Statutory Prospectus dated May 1, 2025, for the following flexible premium variable universal life insurance policies issued by Pacific Life Insurance Company:

Pacific Admiral VUL, MVP VUL Admiral, Pacific Harbor VUL, MVP VUL 10, MVP VUL 10 LTP,
MVP VUL 11, MVP VUL 11 LTP, Pacific Select VUL, Pacific Select VUL 2, Pacific Prime VUL,
MVP VUL Accumulator, Pacific Select VUL Accumulation

The purpose of this supplement is to announce changes to the Premier Long-Term Care Rider (“PLTC Rider”). This supplement must be preceded or accompanied by the Statutory Prospectus (the “Prospectus”) for your Policy, as supplemented. All information in the Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. ‘‘We,’’ “us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at www.PacificLife.com. Please retain this supplement for future reference.

Effective August 1, 2025, the PLTC Rider is no longer available to Policies issued in the state of North Dakota. The section titled “APPENDIX: STATE LAW VARIATIONS” in the Prospectus is amended as follows:

OPTIONAL RIDERS AND BENEFITS

Premier LTC Rider

Rider Ineligibility

For policies issued in North Dakota, the Premier LTC Rider is not currently available.

Form No. 15-53334-00